Exhibit 10.24

                               GUARANTY AGREEMENT


         IN  CONSIDERATION  of the sum of  $1.00,  and other  good and  valuable consideration, the receipt of which is hereby acknowledged, and to induce NEXCOMM INTERNATIONAL BEVERAGE, LLC, a Connecticut limited liability company, having a place of business at 59 Old Post Road, Southport, Connecticut 06490 (hereinafter called "Holder") to enter into a certain Secured Convertible Note and Agreement (the "Note"), providing for the loan and advance to Maxmillian Partners LLC, (the "Borrower"), of financing payable six (6) months thereafter in the maximum amount of $200,000.00, the undersigned DRINKS AMERICAS, INC., a Delaware, a Delaware Corporation, having a principal place of business at 372 Danbury Road, Wilton, Connecticut 06897 (hereinafter referred to as "Guarantor"), hereby absolutely and unconditionally guarantees to Holder and to its successors and assigns, the prompt payment and performance by Borrower of the Note and the related security agreement delivered to Holder, and the payment and performance by MAXMILLIANS MIXERS LLC, a Delaware limited liability company, of its similar guaranty and security agreement issued in connection with the Note (collectively, the "Obligations"), and does hereby agree that if the Obligations is not paid in accordance with the terms thereof, the Guarantor will immediately pay to Holder the same, together with all costs and expenses, including attorney's fees, incurred by Holder and arising in any manner out of or in any way connected with the enforcement of this Guaranty. This Guaranty is secured by Guarantor pursuant to the terms of a Security Agreement delivered by Guarantor, and by a similar guaranty and security agreement delivered by Maxmillians Mixers LLC and the security agreement of Borrower, all of even date.

1. Payment and Performance. Guarantor does hereby fully guarantee to Holder that Borrower and/or Maxmillians Mixers LLC shall make due and punctual payment of their respective Obligations, when due and payable, together with all other sums and charges which may at any time be due and payable under the Note or respective Guaranty Documents, and any and all indebtedness, advances, debts, obligations, and liabilities of Borrower or Drinks America, Inc., heretofore, now, or hereafter made, incurred, or created and resulting from the provisions therein, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced or extinguished and thereafter increased or incurred or whether Borrower may be liable individually or jointly with others.

         If Borrower or Maxmillians Mixers LLC shall at any time fail to make any such payments, then without requiring any notice from Holder and without requiring Holder to take any action against Borrower therefor, Guarantor shall make such payment or payments to Holder, this Guaranty being a guaranty of payment, and not of collection, and Guarantor shall, at Guarantor's sole cost and expense, promptly, diligently and continuously perform all such obligations, covenants and conditions.

2. Indemnification. Guarantor shall, without requiring any notice from Holder and without requiring Holder to take any proceedings against Borrower or Drinks America, Inc, at Guarantor's sole cost and expense for all direct and indirect costs, fully indemnify, save and hold harmless Holder from all cost and damage which Holder may suffer by reason of any failure by Borrower or Maxmillians Mixers LLC to fully reimburse and repay to Holder any and all costs and expenses which Holder may incur arising from any such failure of payment, and from any and all loss, liability, expense, including legal fees and cost of litigation, and damage, suffered or incurred by Holder in enforcing and procuring the performance of this Guaranty and the Obligations guaranteed hereby.

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3.    Interest. All amounts due hereunder from  Guarantor to Holder  shall  bear interest from the date such amount first becomes due until paid at the at the lower of (a) the highest rate allowed by applicable law, or (b) one and one-half (1.5%) percent per month.

4. No Impairment of Guaranty. Holder, without notice to or the consent of Guarantor, at any time and from time to time, may:

         a. agree to any amendment or modification of the Note, including any change in the amount of the Note or any terms thereof, or the time or manner of payment;

         b. delay or fail to exercise any rights of Holder hereunder or under the Note or the Security Instruments";

         c. surrender to any other guarantor, or deal with or modify the form of, any provision of the Security Instruments, or at any time hold property from any other party to secure the performance of any obligation guaranteed under this Guaranty; and

5. Waiver of Proceedings. Guarantor hereby waives all legal requirements that Holder institute any actions or proceedings at law or in equity against Borrower or Maxmillians Mixers LLC and any other party with respect to any security held by Holder pursuant to the Security Agreement generally, as a condition precedent to bringing an action against Guarantor upon this Guaranty, and Guarantor waives any right to compel Holder to resort first to any security which Holder may hold for performance of any of the Obligations guaranteed under this Guaranty. All rights and remedies afforded to Holder by reason of this Guaranty are separate and cumulative rights and remedies, and none of such rights or remedies, whether exercised by Holder or not, shall be deemed to be in exclusion of any of the other rights or remedies available to Holder. Guarantor hereby waives all suretyship defenses and does hereby acknowledge that Guarantor is not acting as an accommodation party under this Guaranty.

6. Release of Guarantor. Until all of the Obligations guaranteed under this Guaranty are performed, and until all of the terms, covenants and conditions of this Guaranty are fully performed, Guarantor shall not be released by any act or thing which might, but for this provision of this Guaranty, be deemed a legal or equitable discharge of a guarantor or surety.

7. Waiver of Notice. Guarantor hereby waives notice of acceptance hereof, notices of default and all other notices now or hereafter provided for by law, including any right to notice or hearing, and authorizes the attorney of holder to issue a writ for a prejudgment remedy without court order or prior hearing.

8. No Subrogation. If Guarantor shall make any payments or perform any acts under this Guaranty, Guarantor shall not thereby be subrogated to any rights or remedies of Holder against Borrower or drinks Americas, Inc., or thereby acquire any interest in Holder's rights and liens under the Note, or any guaranty or security agreement relating thereto unless and until all principal indebtedness, interest and other sums to be paid to Holder pursuant to such instruments have been fully paid.

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9.    Set-off.  Guarantor  hereby  gives Holder a  lien and right of  setoff for all of Guarantor's liabilities hereunder upon and against all deposits, credits and property of Guarantor and any other collateral of Guarantor now or hereafter in the possession or control of Holder or in transit to it. Holder may at any time apply the same, or any part thereof, to any liability of Guarantor even though unmatured, in the event Guarantor is in default hereunder or of any of the other Obligations, or at any time Holder, acting in a commercially reasonable manner, determines that such action is necessary to preserve its rights hereunder with respect to such deposits, credits, property or other collateral.

10. Unconditional Guarantee. All of the obligations of Guarantor hereunder are unconditional and irrevocable and cannot be changed or terminated orally. Guarantor agrees that Guarantor's obligations hereunder shall not be impaired, modified or released in any manner whatsoever by any impairment, modification or release of the liability of Borrower or Maxmillians Mixers LLC or either of such parties' estate in bankruptcy or reorganization, or by any stay or other legal impediment in or arising from any bankruptcy or reorganization proceeding of Borrower, resulting from the operations of any present or future provision of the Bankruptcy Code of 1978 as amended, or other similar State or Federal statute, or from the decision of any court.

11. Representations and Warranties of Guarantor. Guarantor hereby represents and warrants that, as of the date hereof:

         a. That Guarantor is desirous that Holder make the loan to Borrower, will benefit directly from such loan and is willing to enter into this Guaranty in order to enhance the qualifications of Borrower for the loan and as an inducement to and to fulfill the requirements of Holder for making the loan.

         b. That there has been no material adverse change in the financial or other condition of Guarantor since the date of the Note, and that there is presently outstanding no litigation or contingent liabilities which could adversely affect the financial or other condition of Guarantor, and that no bankruptcy or insolvency proceedings of any kind have been filed, threatened or are outstanding by or against Guarantor, and Guarantor is not in default with regard to payment and performance of all loans, contracts and other agreements and obligations affecting Guarantor.

         c. Guarantor agrees that it will maintain Guarantor and its financial affairs in such a manner so that it is able to make truthfully the representations herein contained at all times during the term of this Guaranty.

12. Notices. Any notice or demand to any party hereto shall be delivered by personal service, registered or certified mail return-receipt requested, or by national overnight delivery carrier, addressed to each party at the addresses set forth above or such other address as any party may hereafter designate in writing in the manner provided herein and such service shall be deemed complete on receipt or refusal to accept.

13. Binding Effect. The provisions of this Guaranty shall be construed in accordance with the laws of the State of Connecticut and shall bind and inure to the benefit of the parties hereto and their heirs, successors and assigns.

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14.   Invalidity. If any  provision of this Guaranty  shall be declared  invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall have no effect upon the enforceability and validity of the remaining provisions and conditions of this Guaranty and such invalid provision shall be replaced by a legally permissible provision which comes nearest to the intended purpose of the invalid provision.

15. Amendment. No change or modification of this Guaranty shall be effective unless such change or modification is in writing and signed by both of the parties hereto.

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered as of the 8th day of April, 2003.



                                            GUARANTOR
                                            DRINKS AMERICAS, INC.




                                            By: /s/
                                               ---------------------------------
                                               J. Patrick Kenny, Manager, duly
                                               authorized




                                            HOLDER
                                            NEXCOMM INTERNATIONAL BEVERAGE, LLC


                                            By:
                                               ---------------------------------
                                               Kenneth H. Close, Member duly
                                               authorized



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